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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-21987, 33-48200, 33-39237, 33-58441) of
Interpoint Corporation of our report dated December 5, 1995 appearing in this Form 10-K.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Seattle, Washington
January 26, 1996